Exhibit 99.2

United Community Banks, Inc. Investor Presentation Fourth Quarter 2011 Jimmy C. Tallent Rex S. Schuette David P. Shearrow President & CEO EVP & CFO EVP & CRO rex_schuette@ucbi.com (706) 781-2266

Cautionary Statement                                           2

This presentation contains forward-looking statements, as defined by Federal Securities Laws, including statements about financial outlook and business environment.  These statements are provided to assist in the understanding of future financial performance.  Such performance involves risks and uncertainties that may cause actual results to differ materially from those in such statements.  Any such statements are based on current expectations and involve a number of risks and uncertainties.  For a discussion of factors that may cause such forward-looking statements to differ materially from actual results, please refer to United Community Banks, Inc.’s Annual Report filed on Form 10-K with the Securities and Exchange Commission.

Non-GAAP Measures                                           3

This presentation also contains non-GAAP financial measures determined by methods other than in accordance with generally accepted accounting principles (“GAAP”).  Such non-GAAP financial measures include the following:  net interest margin – pre credit, core net interest margin, core net interest revenue, core fee revenue, core operating expense, core earnings, net operating (loss) income and net operating (loss) earnings per share, tangible common equity to tangible assets, tangible equity to tangible assets and tangible common equity to risk-weighted assets.  The most comparable GAAP measures to these measures are:  net interest margin, net interest revenue, fee revenue, operating expense, net (loss) income, diluted (loss) earnings per share and equity to assets.

Management uses these non-GAAP financial measures because we believe it is useful for evaluating our operations and performance over periods of time, as well as in managing and evaluating our business and in discussions about our operations and performance.  Management believes these non-GAAP financial measures provide users of our financial information with a meaningful measure for assessing our financial results and credit trends, as well as comparison to financial results for prior periods. These non-GAAP financial measures should not be considered as a substitute for financial measures determined in accordance with GAAP and may not be comparable to other similarly titled financial measures used by other companies.  For a reconciliation of the differences between our non-GAAP financial measures and the most comparable GAAP measures, please refer to the ‘Non-GAAP Reconcilement Tables’ at the end of the Appendix of this presentation.

Highlights Fourth Quarter                                           4

Net Income of $9.9 Million, or 12 Cents per Share

Second quarterly profit in 2011

Loan Growth Flat

First time since March 2008

Strong Core Deposit Growth

Nonperforming Assets Decline to $160 Million, or 2.3% of Assets

LOAN PORTFOLIO & CREDIT 5 QUALITY

Loan Portfolio (total $4.11 billion) 6 Geographic Diversity $.45B $ in millions Residential Construction $1.14B .11B 11% Residential Installment Mortgage 3% 28% $2.41B Commercial 58%

Commercial Loans (total $2.41 billion)                                                                7

$.16B

Geographic Diversity                                           Comm

Const $ in millions                                7% $.43B

C & I 18% $1.11B

Owner Occupied 46% $.71B

Income Producing 29%

Avg Loan Size (,000)

$700 $600

610

$500 $400                      449

420

$300 $200 $100

84

$0

Owner Income                                C & I           Comm Occupied Producing                                                      Constr

Commercial Real Estate *(by loan type)*

8

(in millions)

	December 31, 2011			
Loan Type	Owner Occupied	Income Producing	Total	Percent
Office Buildings	$ 285	$ 211	$ 496	27 %
Retail	120	145	265	15
Small Warehouses/Storage	115	78	193	11
Multi-Residential Properties	60	84	144	8
Churches	139	-	139	8
Hotels/Motels	-	92	92	5
Convenience Stores	63	22	85	5
Franchise / Restaurants	37	34	71	4
Farmland	63	-	63	3
Manufacturing Facility	51	10	61	3
Golf Course/Recreation	60	-	60	3
Auto Dealership/Service	44	8	52	3
Leasehold Property	17	7	24	1
Daycare Facility	16	10	26	1
Carwash	19	1	20	1
Other Small Business	10	8	18	1
Funeral Home	12	1	13	1
Total	$ 1,111	$ 711	$ 1,822	

Portfolio Characteristics

- 61% owner-occupied
- Small business, doctors, dentists, attorneys, CPAs
- $12 million project limit
- Average Loan Size
  - -$468 Composite CRE
  - -$420 Owner Occupied
  - -$610 Income Producing

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Commercial Construction (by loan type)                                                                9

(in millions)

December 31, 2011 Loan Type                                                      Amount                      Percent

Land Develop - Vacant (Improved)                                                                $        65                      39 %           Portfolio Characteristics Raw Land - Vacant (Unimproved)          5735 Commercial Land Development          2515Average loan size: $449k Golf Course/Country Club            64 Office Buildings            32 Churches            32 Warehouse            21 Miscellaneous Construction            32    Total Commercial Construction$       164        100%

Residential Mortgage (total $1.14 billion)                                                                           10

Geographic Diversity                                           $.30B

Home Equity $ in millions                                           26%

Avg loan size: $44k

$.84B

Mortgage                      Avg loan 74%                                size: $72k

Origination Characteristics No broker loans Policy Max LTV: 80-85% 53.8% of HE Primary Lien

Residential Construction (total $.45 billion)                                                                           11

Geographic Diversity                                           a L d n

$ in millions

Developing

o C s n r u t t i c n o

Average Loan Size

Spec $223k                      Develop                      $619k Sold                      $132k           Raw Land                      $150k Lot                      $88k

Residential Construction – Total Company

12

(in millions)	4Q11	3Q11	2Q11	1Q11	4Q10	4Q11 vs. 4Q10
Land Loans						
Developing Land	$ 88	$ 97	$ 105	$ 116	$ 174	$ (86)
Raw Land	61	60	62	69	99	(38)
Lot Loans	207	216	218	228	275	(68)
Total	**356**	**373**	**385**	**413**	**548**	**(192)**
Construction Loans						
Spec	59	64	74	88	97	(38)
Sold	33	37	43	49	50	(17)
Total	**92**	**101**	**117**	**137**	**147**	**(55)**
Total Res Construction	**$ 448**	**$ 474**	**$ 502**	**$ 550**	**$ 695**	**$ (247)**
By Region						
Atlanta	$ 86	$ 92	$ 97	$ 110	$ 133	$ (47)
Gainesville MSA	20	25	25	26	36	(16)
North Georgia	214	229	249	266	339	(125)
North Carolina	91	92	95	106	140	(49)
Coastal Georgia	24	24	24	27	30	(6)
Tennessee	13	12	12	15	17	(4)
Total Res Construction	**$ 448**	**$ 474**	**$ 502**	**$ 550**	**$ 695**	**$ (247)**

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New Loans Funded – Category and Market                                                                           13

(in millions)

2011           2011 CATEGORY                                4Q           YTD           MARKET                      4Q           YTD

Commercial RE:                                Atlanta                      $    56.1                      $  138.4 Owner Occupied                                           $    54.1                      $  146.8                      N. Georgia     30.0    113.3 Income Producing     24.1     66.1Coastal Georgia     35.6     73.0 Total Commercial RE     78.2    212.9North Carolina       7.2     25.2 Commercial C & I     41.4     79.6Tennessee     12.7     25.0 Commercial Constr.       2.1       6.7Gainesville       5.7     17.4 Residential     19.2     60.8   Total Markets$  147.3$  392.3 Residential Constr.       5.5     28.5 Consumer         .9       3.8    Total Categories$  147.3$  392.3

New Loan Commitments – Category and Market                                                                                     14

(in millions)

2011           2011 CATEGORY                                4Q           YTD           MARKET                      4Q           YTD

Commercial RE:                                Atlanta                      $    69.3                      $  206.5 Owner Occupied                                           $    56.7                      $  152.1                      N. Georgia     40.0    155.2 Income Producing     25.4     72.7Coastal Georgia     38.1     81.3 Total Commercial RE     82.1    224.8North Carolina     10.1     38.8 Commercial C & I     52.6    130.6Tennessee     17.3     36.7 Commercial Constr.       5.2     20.4Gainesville       7.2     23.7 Residential     23.4     74.1   Total Markets$  182.0$  542.2 Residential Constr.     17.2     87.1 Consumer       1.5       5.2    Total Categories$  182.0$  542.2

Credit Quality   15
(in millions)4Q11    3Q11    2Q11    1Q11    4Q10 Operating Net Charge-offs(1)   $ 20.6   $ 17.5   $ 16.5   $ 231.6   $ 47.7a
% of Average Loans(1)    1.99% 1.68% 1.58% 20.71% 4.03%
Allowance for Loan Losses   $ 114.5   $ 146.1   $ 127.6   $ 133.1   $ 174.7
as % of Total Loans    2.79% 3.55% 3.07% 3.17% 3.79 % as % of NPLs    90    101    180    159    98

Past Due Loans (30 89 Days)   .75%   .70%   .65%   1.26%   1.26%
Non-Performing Loans   $ 127.5   $ 144.5   $ 71.0   $ 83.7   $ 179.1 OREO    32.8    44.2    47.6    54.4    142.2 Total NPAs   $ 160.3   $ 188.7   $ 118.6   $ 138.1   $ 321.3
Accruing TDRs   $ 105.8   $ 69.8   $ 41.5   $ 44.4   $ 100.7
As % of Original Principal Balance
Non-Performing Loans    71.3% 77.8% 64.5% 57.3% 67.2 % OREO    35.9    33.4    32.6    30.3    64.4

Total NPAs as % of Total Assets    2.30    2.74    1.66    1.79    4.42 as % of Loans & OREO    3.87    4.54    2.82    3.25    6.77

(1) Excludes $25 million of charge-offs for largest loan relationship in 4Q11 and $11.75 million partial recovery of 2007 fraud loss in 4Q10.

NPL Inflow Trends                                16

Quarterly NPL Inflows Since 2009 ($mm)

$193.3                      76.4% $200.0 $174.8                                           $177.7                      $174.9                      Decline $155.0                                from Peak $139.0 $150.0$119.8 $103.4 $100.0$81.0

$54.7           $45.7 $50.0                      $35.9

$0.0

Q1 '09           Q2 '09           Q3 '09           Q4 '09           Q1 '10           Q2 '10           Q3 '10           Q4 '10           Q1 '11           Q2 '11           Q3 '11           Q4 '11

Resi Construction                                Com. Construction                                Resi. Mortgage                                Com. RE                      Commercial                      Consumer

Total NPLs ($mm)

Net Charge‐offs by Loan Category  17

(in thousands)

4Q11(1)  % of Average Loans (Annualized)

% of Avg
Total  Loans  3Q11  2Q11(2)  1Q11 (2)

Commercial (Sec. by RE):

Owner Occupied  $ 3,019   1.16% .34% .89% .89 % Income Producing   1,042   .57   .71   1.54   .33 Total Comm (Sec. by RE)   4,061   .90   .50   1.16   .65 Commercial Construction   455   1.08   3.54   4.31   1.77 Commercial & Industrial   1,894   1.75   .39   .59   .46 Total Commercial   6,410   1.06   .71   1.33   .73

Residential Construction   7,900   6.77   5.19   7.19   6.72 Residential Mortgage   5,887   2.04   2.09   1.97   1.59 Consumer/ Installment   427   1.47   2.75   2.07   1.19 Total Net Charge-offs  $ 20,624   1.99   1.68   2.27   1.84

(1) Excludes charge-offs for largest loan relationship of Commerical Construction $2,863; Commercial & Industrial $17,046; CRE Income Producing $901; and, Residential Construction $4,190 (2) Calculated excluding losses related to asset disposition plans.

plans.

Net Charge‐offs by Market  18

(in thousands)

4Q11(1)  % of Average Loans (Annualized)

% of Avg
Total  Loans  3Q11  2Q11(2)  1Q11(2)

Atlanta MSA  $ 4,195   1.37% .94% 1.66% 1.04 % Gainesville MSA   2,572   3.84   2.64   3.73   1.32 North Georgia   9,970   2.70   2.16   2.71   2.06 Western North Carolina   3,180   2.10   2.31   2.67   3.98 Coastal Georgia   335   .41   .88   1.52   0.42 East Tennessee   372   .59   .78   .76   1.00

Total  $ 20,624   1.99   1.68   2.27   1.84

(1) Excludes charge-offs for largest loan relationship of Commerical Construction $2,863; Commercial & Industrial $17,046; CRE Income Producing $901; and, Residential Construction $4,190 (2) Calculated excluding losses related to asset disposition plans.

NPAs by Loan Category and Market

19

(in thousands)

	4Q11		
	NPLs	OREO	Total NPAs
LOAN CATEGORY			
Commercial (sec. by RE):			
Owner Occupied	$ 15,490	$ 6,931	$ 22,189
Income Producing	11,832	2,814	14,621
Commercial Construction	16,655	3,336	19,991
Commercial & Industrial	34,613	-	34,613
Total Commercial	**78,590**	**13,081**	**91,414**
Residential Construction	25,523	12,851	38,374
Residential Mortgage	22,358	6,927	29,285
Consumer/ Installment	1,008	-	1,008
Total	**$ 127,479**	**$ 32,859**	**$ 160,081**

	4Q11		
	NPLs	OREO	Total NPAs
MARKETS			
Atlanta MSA	$ 14,480	$ 6,169	$ 20,649
Gainesville MSA	2,069	3,760	5,829
North Georgia	88,600	15,136	103,736
Western N. Carolina	15,100	5,365	20,465
Coastal Georgia	5,248	1,620	6,868
East Tennessee	1,982	809	2,791
Total	**$ 127,479**	**$ 32,859**	**$ 160,338**

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United Community Banks.

Financial Review 20

Core Earnings Summary                                           21

(In Thousands)                                Variance - Incr / (Decr) 4Q11                                                      3Q11           4Q10

Net Interest Revenue                                           $      59,050                      $          (231)                      $       (1,082)

Fee Revenue                      11,442                      133           294

   Gross Revenue                                70,492                      (98)           (788)

Operating Expense (Excl OREO)                                                      43,843                      (250)           (261)

   Pre-Tax, Pre-Credit (Core)                                                      $      26,649                      $           152                      $          (527)

Net Interest Margin                                3.51%                      (.04) %                      (.07) %

Net Interest Margin                                22

NIM Characteristics

4.50%           4.48%           • Margin changes

4.05%

3.87%           3.84%           3.81%

3.71%           -4 bps vs. 3Q11 -7 bps vs. 4Q10

•           Lowered Core and CD Deposit Pricing

•           Loan Pricing at risk

•           4Q Excess liquidity –lowered Margin by 67 bps NIM                                                                                     and 66 bps in Q3

NIM – Core Credit(1)(2)

(1) Excludes impact of reversal of interest on performing loans classified as held for sale – Q1 2011 (2) Excluding impact of nonaccrual loans, OREO and interest reversals

Margin – Credit Costs                                           23

Credit Costs Impacting Margin

.50%

.47%           .46%*

.45%

.11%           .11%           Historically 8 to 12 bps

.40%

.35%

.30%           .30%           Significant improvement with

.29%

.30%           de-risking balance sheet first

.19%           .16%           .05%           .05%

.25%           .07%           quarter .07% .20% .07%                                           .13%

.15%           Cost 4Q11 vs. Historical – 18 .10%                                                                .19%           bps (annual earnings impact

.17%           .18%

.15%

.05%           .12%           of $12.1 million)

.00%

4Q10           1Q11           2Q11           3Q11           4Q11           1 bps = $670 thousand in NIR

Interest Reversals

Carry Cost of NPAs                                *Excludes bulk loan sale impact of 10

Lost Interest on C/Os                                           bps

Key Drivers of Net Interest Revenue / Margin 24 Positive Impact on Margin  Holding loan pricing flat  Actively lowering deposit pricing 4.35 4.31 4.74 4.76 4.79 Loan Pricing Spreads

Deposit Pricing, Excluding Brokered Deposits                                                                           25

1.25           1.16

1.12

1.00           .93

.89

.75           .62 .61

.46 .50                      .46           .44 .39

.32           .36 .26                      .30

.25           .22

.00

CDs           MMDA                      NOW

Note – CD pricing reflects the quarter-ending new and renewed yield.  MMDA / NOW pricing reflects the deposit yield for each quarter

Deposit Mix *(total $6.1 billion)*

26

($ in millions)

	4Q11	3Q11	4Q10	4Q08
Demand / NOW	$ 1,674	$ 1,686	$ 1,573	$ 1,457
MMDA / Savings	1,228	1,220	1,063	630
Core Transaction	**2,902**	**2,906**	**2,636**	**2,087**
Time < $100,000	1,326	1,387	1,491	1,945
Public Deposits	844	597	663	755
Total Core	**5,072**	**4,890**	**4,790**	**4,787**
Time >$100,000	807	867	940	1,336
Public Deposits	40	38	62	87
Total Customer	**5,919**	**5,795**	**5,792**	**6,210**
Brokered Deposits	179	210	677	793
Total Deposits	**$ 6,098**	**$ 6,005**	**$ 6,469**	**$ 7,003**

-4 +266

10% Growth

+815

39% Growth


4Q11
$6.1B
Public Funds
14%
Demand & NOW
28%
Time >$100k
13%
Time <$100k
22%
MMDA & Sav.
20%
48%
4Q08
$7.0B
Brokered
11%
Demand & NOW
21%
Public Funds
12%
MMDA & Sav.
9%
Time >$100k
19%
Time <$100k
28%
30%

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Core Deposit Growth – Category and Market   27

(in millions, excluding public)

  2011    2011
CATEGORY  4Q  YTD MARKET  4Q  YTD
Demand $ 8.8 $ 185.7 Atlanta $ 10.2 $ 102.4
MM Accounts  8.7  149.8 N. Georgia  (12.8)  80.8
Savings  (1.3)  14.9 North Carolina  (3.6)  27.4
NOW  (20.1)  (84.1) Tennessee  1.6  20.7
Total Categories $ (3.9) $ 266.3 Coastal Georgia  (5.9)  19.6
     Gainesville  6.6  15.4
     Total Markets $ (3.9) $ 266.3

Fee Revenue - Core                                28

(In Thousands)

Variance - Incr / (Decr) 4Q11                                                      3Q11           4Q10

NSF & Overdraft Fees                                           $     3,537                      $        (4)                      $    (295) ATM Fees                                                 2,969                            (333)
       434 Other Service Charges         742         51         70 Total Service Charges and Fees      7,248      (286)       209 M
ortgage Loan & Related Fees      1,825       677
      (43) Brokerage Fees         782        (54)           4 Other      1,587      (204)       124 Total$   11,442$      133$      294

Excludes net securities gains and charges on prepayment of FHLB advances, hedge ineffectiveness gains, gains from the sale of low income housing tax credits and mark to market adjustments on United's deferred compensation plan assets.

Operating Expenses - Core                                                      29

(In Thousands)

Variance - Incr / (Decr) 4Q11                                                      3Q11           4Q10

Salaries & Employee Benefits                                                      $   25,538                      $    (110)                            1,973 Communications & Equipment      3,129      (155)        (248) Occupancy      3,972       178          (52) FDIC Assessment      2,599          (4)        (700) Advertising & Public Relations         944      (108)        (158) Postage, Printing & Supplies      1,017        (19)          (46) Professional Fees      1,996        (55)     (1,020) Other Expense      4,648         23          (10)

$           43,843                      $    (250)                      $      (261)

Excludes foreclosed property costs, adjustment to reclassify pension plan actuarial gains and losses and unamortized prior service costs to other comprehensive income, and mark to market adjustments on United's deferred compensation plan liability.

Net Operating Loss

30

(In Thousands)

		4Q11		3Q11		4Q10
Pre-Tax, Pre-Credit (Core)	**$**	**26,649**	**$**	**26,497**	**$**	**27,176**
Provision for Loan Loss		(14,000)		(36,000)		(47,750)
Foreclosed Property Costs:						
Write-downs		(3,892)		(1,772)		(8,031)
Gains (Losses) on Sales		(3,041)		804		(7,818)
Maintenance, Taxes, Etc.		(2,369)		(1,845)		(4,753)
Total Foreclosed Property Costs		(9,302)		(2,813)		(20,602)
Hedge Ineffectiveness Gains		313		575		400
Securities Gains, Net		4		-		-
Gains from Sale of Low Income Housing Tax Credits		728		-		682
Reclassification of Acturial Gains and Losses and Prior Service Cost to OCI		2,245		-		-
Income Tax (Expense) Benefit		3,264		402		(144,760)
Net Operating Income (Loss)	**$**	**9,901**	**$**	**(11,339)**	**$**	**(184,854)**
Partial Recovery of 2007 Fraud Loss		-		-		11,750
Net Income (Loss)	**$**	**9,901**	**$**	**(11,339)**	**$**	**(173,104)**

Net Operating Income (Loss) Per Share	**$**	**.12**	**$**	**(.25)**	**$**	**(9.87)**

United Community Banks.

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Net Income (Loss)                                31

(In Thousands)

4Q11           3Q11           4Q10 Net Income (Loss)
                                          $        9,901
   $     (11,339)                      $   (173,104)

Preferred Stock Dividends
           (3,025)                               (3,019)
                 (2,586)

Net Income (Loss) Avail to Common Shareholders
                            $        6,876                      $     (14,358)
                    $   (175,690)   Net Income (Loss) Per Share$            .12$
     (.25)$         (9.25)   Tangible Book Value
$          6.47$          6.61$        14.80

Shares Outstanding (millions)
 57.6           57.5           18.9

Capital Ratios

32

	Well-Capitalized	Minimum Guideline	DEC '11	SEP '11	JUN '11
Bank					
Tier 1 RBC	6 %	10 %	13.6 %	13.5 %	13.3 %
Total RBC	10	11	14.8	14.8	15.1
Leverage	5	8	8.8	8.7	8.4
Holding Company					
Tier 1 RBC	6	10	13.6	13.8	13.6
Total RBC	10	11	15.4	15.6	16.2
Leverage	5	8	8.8	8.8	8.5
Tier I Common RBC	4.5	7	8.2	8.2	8.3
Tangible Equity to Assets			8.2	8.4	7.9
Tangible Common to Assets			5.4	5.7	5.6 (1)

(1) As of quarter-end (capital raise conversion)

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United Community Banks.

33

United at a Glance 34 Assets $7.0 Billion Banks 27 Deposits $6.1 Billion Offices 106

Experienced Proven Leadership                                                      35

Joined Years in UCBI                                           Banking

Jimmy Tallent                                President & CEO                                1984           37 Rex Schuette                                Chief Financial Officer                                           2001           34 David ShearrowChief Risk Officer200730 Craig MetzMarketing & Retail Banking200219

Regional Presidents:

Bill Gilbert                      North & Coastal Georgia                                           2000           35 Tim Schools                                North Carolina & Tennessee                                                      201112 Glenn WhiteAtlanta200737

Business and Operating Model                                                      36

“Community bank service, large bank resources”

Twenty-seven “community banks”

           Local CEOs with deep roots in their communities

           Resources of $7.0 billion bank

Service is point of differentiation

           #1 in Customer Satisfaction according to Customer Service Profiles

           J.D. Power Customer Service Champion

           Recognized 40 companies in the U.S.

           Only bank to be recognized

           Golden rule of banking

           “The Bank That SERVICE Built”

           Ongoing customer surveys

           95% satisfaction rate in 2011

Strategic footprint with substantial banking opportunities

           Operates in a number of the more demographically attractive markets in the U.S.

Disciplined growth strategy

           Organic supported by de novos and selective acquisitions

Robust Demographics (fast growing markets)                                                                           37

Population Growth (%) Population                                                                Actual                      Projected Markets1                                (in thousands)                                2000 - 20102010 - 2015

North Georgia                                                     394                                23%           7 % Atlanta MSA                                                  5,611                                32           10 Gainesville MSA                     1913713 Coastal Georgia                     373115 Western North Carolina                     429124 East Tennessee                     860146

Total Markets

Georgia                                      10,014                                22           7 North Carolina                                                  9,552                                19           8 Tennessee                                        6,366125 United States              311,213114

¹ Population data is for 2010 and includes those markets where United takes deposits.  Source: SNL

Market Share Opportunities                                                      38

(excellent growth prospects)

Market

Deposits                      United                      Deposit

Markets                      (in billions) (1)                                Deposits (2)                      Banks           Offices                      Share(1)                      Rank(1)

North Georgia                                 $               6.8                                 $         2.0                      11           23           33%           1 Atlanta MSA                                                48.2            2.1103847 Gainesville MSA                  2.5              .315143 Coastal Georgia                  7.0              .42867 Western North Carolina                  7.3             1.0 121133 East Tennessee                15.9               .3 211210

Total Markets                                 $             87.7                                 $         6.1                      27           106

¹           FDIC deposit market share and rank as of 6/11 for markets where United takes deposits. Source: SNL and FDIC.

2           Based on current quarter.

Leading Demographics

39

Rank	Ticker	Company[1]	State	Total Assets ($ B)	2010 - 2015 Population Growth [2]
1	CFR	Cullen/Frost Bankers, Inc.	TX	$19.5	9.07%
2	WAL	Western Alliance Bancorporation	AZ	6.5	7.60
3	FCNCA	First Citizens Bancshares, Inc.	NC	21.0	7.41
4	GBCI	Glacier Bancorp, Inc.	MT	7.0	7.19
5	PRSP	Prosperity Bancshares, Inc.	TX	9.6	7.18
6	IBOC	International Bancshares Corporation	TX	11.6	7.06
7	UCBI	United Community Banks, Inc.	GA	7.0	7.06
8	TCBI	Texas Capital Bancshares, Inc.	TX	7.7	6.37
9	HBHC	Hancock Holding Company	MS	19.4	6.29
10	FCBN	First Citizens Bancorporation, Inc.	SC	8.3	6.05
11	FIBK	First Interstate BancSystem, Inc.	MT	7.3	5.93
12	BOKF	BOK Financial Corporation	OK	25.1	5.91
13	SNV	Synovus Financial Corp.	GA	28.3	4.84
14	STSA	Sterling Financial Corporation	WA	9.2	4.51
15	FHN	First Horizon National Corporation	TN	25.6	4.43

Note: Financial information as of September 30, 2011

(1) Includes publicly traded companies with assets between $5.0 – 50.0 billion as of September 30, 2011

(2) Population growth weighted by county (cumulative)

Data Source: SNL Financial

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United Community Banks.

Proactively Addressing Credit Environment                                                                           40

Structure

           Centralized underwriting and approval process

           Segregated work-out teams

           Highly skilled ORE disposition group

           Seasoned regional credit professionals

Process

           Continuous external loan review

           Intensive executive management involvement: o Weekly past due meetings o Weekly NPA/ORE meetings o Quarterly criticized watch loan review meetings o Quarterly pass commercial and CRE portfolio review meetings

           Internal loan review of new credit relationships

Policy

           Ongoing enhancements to credit policy

           Periodic updates to portfolio limits

Performing Classified Loans

41

(in millions)	4Q11	3Q11	2Q11	1Q11	4Q10
LOANS BY CATEGORY					
Commercial (Sec. by RE):					
Owner Occupied	$ 79	$ 69	$ 72	$ 75	$ 86
Income Producing	64	65	46	45	71
Total Comm (Sec. by RE)	143	134	118	120	157
Commercial Construction	18	26	31	35	90
Commercial & Industrial	16	25	17	16	17
TOTAL COMMERCIAL	**177**	**185**	**166**	**171**	**264**
Consumer / Installment	3	3	3	2	3
Residential Construction	72	76	74	81	159
Residential Mortgage	76	77	70	69	86
LOANS	**$ 328**	**$ 341**	**$ 313**	**$ 323**	**$ 512**

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Business Mix Loans *(at quarter-end)*

42

(in millions)	4Q11	3Q11	2Q11	1Q11	4Q10	4Q11 vs. 4Q10
LOANS BY CATEGORY						
Commercial (Sec. by RE):						
Owner Occupied	$ 1,111	$ 1,037	$ 1,014	$ 994	$ 980	$ 131
Income Producing	711	734	728	698	781	(70)
Total Comm (Sec. by RE)	1,822	1,771	1,742	1,692	1,761	61
Commercial Construction	164	169	195	213	297	(133)
Commercial & Industrial	428	429	428	431	441	(13)
Total Commercial	**2,414**	**2,369**	**2,365**	**2,336**	**2,499**	**(85)**
Residential Construction	448	474	502	550	695	(247)
Residential Mortgage	1,135	1,150	1,177	1,187	1,279	(144)
Consumer / Installment	113	117	119	121	131	(18)
TOTAL LOANS	**$ 4,110**	**$ 4,110**	**$ 4,163**	**$ 4,194**	**$ 4,604**	**$ (494)**

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Loans – Markets Served (at quarter-end)                                                                           43

4Q11 vs. (in millions)                                           4Q11           3Q11           2Q11
           1Q11           4Q10           4Q10 LOANS BY MARKET

Atlanta MSA                      $   1,220                      $   1,192                      $   1,188
    $   1,179                      $   1,310                      $      (90) Gainesville MSA       265       272       275       282       312
  (47) North Georgia    1,426    1,478    1,500    1,531    1,689
      (263) Western North Carolina       597       607       626       640       702
    (105) Coastal Georgia       346       316       325       312       335         11
 East Tennessee
  256       245       249       250       256        -

Total           $   4,110                      $   4,110                      $   4,163
    $   4,194                      $   4,604                      $    (494)

Residential Construction – North Georgia

44

(in millions)	4Q11	3Q11	2Q11	1Q11	4Q10	4Q11 vs. 4Q10
Land Loans						
Developing Land	$ 44	$ 51	$ 58	$ 62	$ 88	$ (44)
Raw Land	26	25	25	27	40	(14)
Lot Loans	118	124	129	131	159	(41)
Total	**188**	**200**	**212**	**220**	**287**	**(99)**
Construction Loans						
Spec	12	15	18	25	31	(19)
Sold	14	14	19	21	21	(7)
Total	**26**	**29**	**37**	**46**	**52**	**(26)**
Total Res Construction	**$ 214**	**$ 229**	**$ 249**	**$ 266**	**$ 339**	**$ (125)**

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Residential Construction – Atlanta MSA

45

(in millions)	4Q11	3Q11	2Q11	1Q11	4Q10	4Q11 vs. 4Q10
Land Loans						
Developing Land	$ 17	$ 19	$ 20	$ 22	$ 30	$ (13)
Raw Land	14	15	16	19	23	(9)
Lot Loans	22	22	22	24	32	(10)
Total	**53**	**56**	**58**	**65**	**85**	**(32)**
Construction Loans						
Spec	27	28	30	34	38	(11)
Sold	6	8	9	11	10	(4)
Total	**33**	**36**	**39**	**45**	**48**	**(15)**
Total Res Construction	**$ 86**	**$ 92**	**$ 97**	**$ 110**	**$ 133**	**$ (47)**

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United Community Banks.

Business Mix Loans (at year-end)                                                                46

(in millions)                      2011           2010           2009           2008           2007
 LOANS BY CATEGORY

Commercial (Sec. by RE)                                           $   1,822                      $   1,761
                      $   1,779
                      $   1,627                      $   1,476 Commercial Construction       164
       297       363       500       527 Commercial & Industrial       428
       441       390       410       418

  Total Commercial                                     2,414                           2,499                           2,532
                          2,537                           2,421

Residential Construction                                                  448                             695                           1,050
                          1,479                           1,829 Residential Mortgage     1,135     1,279     1,427     1,526     1,502
Consumer / Installment       113       131       142       163       177
   TOTAL LOANS$   4,110$   4,604$   5,151$   5,705$   5,929

Loans – Markets Served (at year-end)                                                                47

(in millions)                      2011           2010           2009           2008           2007 LOANS BY MARKET

Atlanta MSA                      $  1,220                      $  1,310                      $  1,435                      $  1,706                      $  2,002 Gainesville MSA                                                  265       312       390       420       399 North Georgia    1,426    1,689    1,884    2,040    2,060 Western North Carolina       597       702       772       810       806 Coastal Georgia       346       335       405       464       416 East Tennessee       256       256       265       265       246

Total           $  4,110                      $  4,604                      $  5,151                      $  5,705                      $  5,929

Lending – Credit Summary 48 (in millions) Legal lending limit $156 House lending limit 20 Project lending limit 12 Top 25 relationships 414 Regional credit review – Standard underwriting

NPAs by Loan Category, Market, and Activity

49

Credit Quality [1]

(in thousands)	Fourth Quarter 2011 Non-performing Loans	Fourth Quarter 2011 Foreclosed Properties	Fourth Quarter 2011 Total NPAs	Third Quarter 2011 Non-performing Loans	Third Quarter 2011 Foreclosed Properties	Third Quarter 2011 Total NPAs	Second Quarter 2011 Non-performing Loans	Second Quarter 2011 Foreclosed Properties	Second Quarter 2011 Total NPAs
NPAs BY CATEGORY									
Commercial (sec.by RE)	$ 27,322	$ 9,745	$ 37,067	$ 21,998	$ 8,880	$ 30,878	$ 17,764	$ 6,796	$ 24,560
Commercial construction	16,655	3,336	19,991	11,370	5,862	17,232	2,782	6,764	9,546
Commercial & industrial	34,613	-	34,613	53,009	-	53,009	1,998	-	1,998
Total commercial	78,590	13,081	91,671	86,377	14,742	101,119	22,544	13,560	36,104
Residential construction	25,523	12,851	38,374	34,472	21,561	56,033	22,643	24,968	47,611
Residential mortgage	22,358	6,927	29,285	22,671	7,960	30,631	24,809	9,056	33,865
Consumer / installment	1,008	-	1,008	964	-	964	1,069	-	1,069
Total NPAs	$ 127,479	$ 32,859	$ 160,338	$ 144,484	$ 44,263	$ 188,747	$ 71,065	$ 47,584	$ 118,649
Balance as a % of Unpaid Principal	71.3%	35.9%	59.3%	77.8%	33.4%	59.3%	64.5%	32.6%	46.3%
NPAs BY MARKET									
Atlanta MSA	$ 14,480	$ 6,169	$ 20,649	$ 13,350	$ 12,971	$ 26,321	$ 14,700	$ 11,239	$ 25,939
Gainesville MSA	2,069	3,760	5,829	5,311	2,495	7,806	4,505	3,174	7,679
North Georgia	88,600	15,136	103,736	105,078	17,467	122,545	28,117	21,278	49,395
Western North Carolina	15,100	5,365	20,465	13,243	7,941	21,184	15,153	8,953	24,106
Coastal Georgia	5,248	1,620	6,868	5,600	2,354	7,954	5,357	2,564	7,921
East Tennessee	1,982	809	2,791	1,902	1,035	2,937	3,233	376	3,609
Total NPAs	$ 127,479	$ 32,859	$ 160,338	$ 144,484	$ 44,263	$ 188,747	$ 71,065	$ 47,584	$ 118,649
NPA ACTIVITY									
Beginning Balance	$ 144,484	$ 44,263	$ 188,747	$ 71,065	$ 47,584	$ 118,649	$ 83,769	$ 54,378	$ 138,147
Loans placed on non-accrual	45,675	-	45,675	103,365	-	103,365	35,911	-	35,911
Payments received	(1,884)	-	(1,884)	(3,995)	-	(3,995)	(7,702)	-	(7,702)
Loan charge-offs	(44,757)	-	(44,757)	(15,335)	-	(15,335)	(18,888)	-	(18,888)
Foreclosures	(16,039)	16,039	-	(10,616)	10,616	-	(22,025)	22,025	-
Capitalized costs	-	141	141	-	818	818	-	20	20
Note / property sales	-	(20,651)	(20,651)	-	(13,787)	(13,787)	-	(28,939)	(28,939)
Write downs	-	(3,893)	(3,893)	-	(1,772)	(1,772)	-	(3,118)	(3,118)
Net gains (losses) on sales	-	(3,040)	(3,040)	-	804	804	-	3,218	3,218
Ending Balance	$ 127,479	$ 32,859	$ 160,338	$ 144,484	$ 44,263	$ 188,747	$ 71,065	$ 47,584	$ 118,649

[1] Excludes non-performing loans and foreclosed properties covered by the loss-sharing agreement with the FDIC, related to the acquisition of Southern Community Bank.

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Net Charge-offs by Category and Market

50

Credit Quality [(1)]

(in thousands)	Fourth Quarter 2011 Net Charge-Offs	Fourth Quarter 2011 Net Charge-Offs to Average Loans [(3)]	Third Quarter 2011 Net Charge-Offs	Third Quarter 2011 Net Charge-Offs to Average Loans [(3)]	Second Quarter 2011 [(2)] Net Charge-Offs	Second Quarter 2011 [(2)] Net Charge-Offs to Average Loans [(3)]
NET CHARGE-OFFS BY CATEGORY						
Commercial (sec. by RE)	$ 4,962	1.09 %	$ 2,192	.50 %	$ 3,259	.76 %
Commercial construction	3,318	7.88	1,625	3.54	869	1.70
Commercial & industrial	18,940	17.47	420	.39	523	.49
Total commercial	27,220	4.51	4,237	.71	4,651	.79
Residential construction	12,090	10.36	6,381	5.19	6,629	5.04
Residential mortgage	5,887	2.04	6,110	2.09	4,589	1.55
Consumer / installment	427	1.47	818	2.75	614	2.04
Total	$ 45,624	4.39	$ 17,546	1.68	$ 16,483	1.58
NET CHARGE-OFFS BY MARKET						
Atlanta MSA	$ 4,195	1.37 %	$ 2,813	.94 %	$ 2,920	.99 %
Gainesville MSA	2,572	3.84	1,804	2.64	2,318	3.36
North Georgia	34,970	9.46	8,124	2.16	6,575	1.72
Western North Carolina	3,180	2.10	3,608	2.31	3,522	2.21
Coastal Georgia	335	.41	709	.88	815	1.02
East Tennessee	372	.59	488	.78	333	.54
Total	$ 45,624	4.39	$ 17,546	1.68	$ 16,483	1.58

(1) Excludes non-performing loans and foreclosed properties covered by the loss-sharing agreement with the FDIC, related to the acquisition of Southern Community Bank.

(2) Includes charge-offs on loans related to United's previously announced asset disposition plan. Such charge-offs severely distorted charge off rates for the first and second quarters of 2011. A separate schedule has been included in this earnings release presenting the components of net charge-offs by loan category and geographic market for the first and second quarters of 2011.

(3) Annualized.

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Net Charge-offs by Category and Market Asset Disposition Plan *as of March 31, 2011*

51

Credit Quality - Net Charge-Offs First Quarter 2011 [(1)]

	Asset Disposition Plan					
	Bulk Loan Sale [(2)]					
(in thousands)	Performing Loans	Nonperforming Loans	Other Bulk Loan Sales [(3)]	Foreclosure Charge-Offs [(4)]	Other Net Charge-Offs	First Quarter 2011 Net Charge-Offs
NET CHARGE-OFFS BY CATEGORY						
Commercial (sec. by RE)	$ 29,451	$ 11,091	$ 3,318	$ 1,905	$ 2,842	$ 48,607
Commercial construction	32,530	15,328	292	419	1,146	49,715
Commercial & industrial	365	2,303	859	-	513	4,040
Total commercial	62,346	28,722	4,469	2,324	4,501	102,362
Residential construction	43,018	23,459	3,325	11,693	10,643	92,138
Residential mortgage	13,917	14,263	1,676	1,538	4,989	36,383
Consumer / installment	86	168	30	24	383	691
Total	$ 119,367	$ 66,612	$ 9,500	$ 15,579	$ 20,516	$ 231,574
NET CHARGE-OFFS BY MARKET						
Atlanta MSA	$ 37,186	$ 8,545	$ 1,428	$ 6,034	$ 3,296	$ 56,489
Gainesville MSA	3,563	2,442	957	700	954	8,616
North Georgia	57,969	47,699	2,508	6,585	8,544	123,305
Western North Carolina	11,138	4,743	2,415	1,402	6,749	26,447
Coastal Georgia	6,835	2,180	2,013	634	341	12,003
East Tennessee	2,676	1,003	179	224	632	4,714
Total	$ 119,367	$ 66,612	$ 9,500	$ 15,579	$ 20,516	$ 231,574

(1) Excludes non-performing loans and foreclosed properties covered by the loss-sharing agreement with the FDIC, related to the acquisition of Southern Community Bank.

(2) Charge-offs totaling $186 million were recognized on the bulk loan sale in the first quarter of 2011. The loans were transferred to the loans held for sale category in anticipation of the second quarter bulk loan sale that was completed on April 18, 2011.

(3) Losses on smaller bulk sale transactions completed during the first quarter of 2011.

(4) Loan charge-offs recognized in the first quarter of 2011 related to loans transferred to foreclosed properties. Such charge-offs were elevated in the first quarter as a result of the asset disposition plan, which called for aggressive write downs to expedite sales in the second and third quarters of 2011.

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Credit Quality – Bulk Loan Sale Summary

as of March 31, 2011

52

Credit Quality - Bulk Loan Sale Summary [(1)]

	Performing Loans			Nonperforming Loans			Total Loans		
(in thousands)	Carrying Amount [(2)]	Charge-Offs [(3)]	Loans Held for Sale [(4)]	Carrying Amount [(2)]	Charge-Offs [(3)]	Loans Held for Sale [(4)]	Carrying Amount [(2)]	Charge-Offs [(3)]	Loans Held for Sale [(4)]
BY CATEGORY									
Commercial (sec. by RE)	$ 40,902	$ 29,451	$ 11,451	$ 17,202	$ 11,090	$ 6,112	$ 58,104	$ 40,541	$ 17,563
Commercial construction	45,490	32,530	12,960	22,440	15,328	7,112	67,930	47,858	20,072
Commercial & industrial	504	365	139	3,397	2,302	1,095	3,901	2,667	1,234
Total commercial	86,896	62,346	24,550	43,039	28,720	14,319	129,935	91,066	38,869
Residential construction	59,747	43,018	16,729	35,508	23,459	12,049	95,255	66,477	28,778
Residential mortgage	19,342	13,917	5,425	21,716	14,262	7,454	41,058	28,179	12,879
Consumer / installment	120	86	34	238	169	69	358	255	103
Total	$ 166,105	$ 119,367	$ 46,738	$ 100,501	$ 66,610	$ 33,891	$ 266,606	$ 185,977	$ 80,629
BY MARKET									
Atlanta MSA	$ 51,647	$ 37,186	$ 14,461	$ 13,755	$ 8,545	$ 5,210	$ 65,402	$ 45,731	$ 19,671
Gainesville MSA	4,949	3,563	1,386	3,695	2,442	1,253	8,644	6,005	2,639
North Georgia	80,831	57,969	22,862	70,900	47,698	23,202	151,731	105,667	46,064
Western North Carolina	15,468	11,138	4,330	7,228	4,743	2,485	22,696	15,881	6,815
Coastal Georgia	9,493	6,835	2,658	3,527	2,179	1,348	13,020	9,014	4,006
East Tennessee	3,717	2,676	1,041	1,396	1,003	393	5,113	3,679	1,434
Total	$ 166,105	$ 119,367	$ 46,738	$ 100,501	$ 66,610	$ 33,891	$ 266,606	$ 185,977	$ 80,629

(1) This schedule presents a summary of classified loans included in the bulk loan sale transaction that closed on April 18, 2011.

(2) This column represents the book value, or carrying amount, of the loans prior to charge offs to mark loans to expected proceeds from sale.

(3) This column represents the charge-offs required to adjust the loan balances to the expected proceeds from the sale based on indicative bids received from prospective buyers, including principal payments received or committed advances made after the cutoff date through March 31, 2011 that are part of the settlement.

(4) This column represents the expected proceeds from the bulk sale based on indicative bids received from prospective buyers and equals the balance shown on the consolidated balance sheet as loans held for sale.

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Loans / Deposits – Liquidity

53

(in millions)

	4Q11		3Q11		4Q10		Variance vs 3Q11		Variance vs 4Q10	
Loans	$	4,110	$	4,110	$	4,604	$	-	$	(494)
Core (DDA, MMDA, Savings)	$	2,902	$	2,906	$	2,636	$	(4)	$	266
Public Funds		884		635		725		249		159
CD's		2,133		2,254		2,431		(121)		(298)
Total Deposits (excl Brokered)	$	5,919	$	5,795	$	5,792	$	124	$	127
Loan to Deposit Ratio		**69%**		**71%**		**79%**				
Investment Securities:										
Available for Sale	$	1,227	$	1,173	$	1,120	$	54	$	107
Held to Maturity		330		354		266		(24)		64
Total Investment Securities		1,557		1,527		1,386		30		171
Floating Rate CMD, Bonds		563		596		104		(33)		459
Total Securities Portfolio		2,120		2,123		1,490		(3)		630
Percent of Assets *(Excludes Floaters)*		**22%**		**22%**		**19%**				
Commercial & Short-Term Paper	$	185	$	-	$	442	$	185	$	(257)
Floating Rate Securities		563		596		104		(33)		459
Excess Fed and Other Cash		140		230		112		(90)		28
Total Excess Liquidity	**$**	**888**	**$**	**826**	**$**	**658**	**$**	**62**	**$**	**230**

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Wholesale Borrowings - Liquidity

54

(in millions)

	Unused Capacity	4Q11	3Q11	4Q10	Variance vs 3Q11	Variance vs 4Q10
Wholesale Borrowings						
Brokered Deposits	$ 1,567	$ 179	$ 210	$ 677	$ (31)	$ (498)
FHLB	1,058	41	41	55	-	(14)
Fed Funds	50	-	-	-	-	-
Other Wholesale	453	103	103	101	-	2
Total	$ 3,128	**$ 323**	**$ 354**	**$ 833**	**$ (31)**	**$ (510)**
Long-Term Debt						
Sub-Debt		$ 65	$ 65	$ 95	$ -	$ (30)
Trust Preferred Securities		55	55	55	-	-
Total Long-Term Debt		**$ 120**	**$ 120**	**$ 150**	**$ -**	**$ (30)**

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Business Mix – Deposits *(at quarter-end)*

55

(in millions)

DEPOSITS BY CATEGORY	4Q11	3Q11	2Q11	1Q11	4Q10	4Q11 vs. 4Q10
Demand & Now	$ 1,674	$ 1,686	$ 1,620	$ 1,576	$ 1,573	$ 101
MMDA & Savings	1,228	1,220	1,174	1,149	1,063	165
Core Transaction Deposits	**2,902**	**2,906**	**2,794**	**2,725**	**2,636**	**266**
Time < $100,000	1,326	1,387	1,503	1,570	1,491	(165)
Public Deposits	844	597	605	628	663	181
Total Core Deposits	**5,072**	**4,890**	**4,902**	**4,923**	**4,790**	**282**
Time > $100,000	807	867	936	946	940	(133)
Public Deposits	40	38	44	44	62	(22)
Total Customer Deposits	**5,919**	**5,795**	**5,882**	**5,913**	**5,792**	**127**
Brokered Deposits	179	210	301	685	677	(498)
Total Deposits	**$ 6,098**	**$ 6,005**	**$ 6,183**	**$ 6,598**	**$ 6,469**	**$ (371)**

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Core Transaction Deposits                                           56

Geographic Diversity

4Q 10           4Q 11           Core Transactions / Total Deposits (%)

$ in millions                      4Q11           4Q10

Eastern Tennessee

Atlanta MSA                      51.0%                      50.3 % North Georgia                                           44.0           39.5

Coastal Georgia

Western NC                      52.9           48.2 Gainesville MSA                                           56.8           51.2

Gainesville MSA

Coastal GA                      43.2           39.5

Western North Carolina                                           East TN                      53.2           44.1

  Total           49.0%            45.5%

North Georgia

Atlanta MSA

NPA Sale in 2Q10                                57

Sold $103 Million NPA’s – With a $65 Million Capital Option and Warrant

           Completed sale on April 30, 2010

           Accelerates disposition of the more illiquid assets

CATEGORY (in millions)                                           MARKETS (in millions)

Commercial                      $     29.4                      Atlanta                      $     10.7 Commercial Construction                                                                       11.3                      Gainesville       13.5 Residential Construction       62.4N. Georgia       50.0    Total$   103.1Coastal Georgia         7.6 North Carolina       21.3

$           103.1

NPA Sale – Fair Value Accounting 2Q10                                                                           58

Fair Value Accounting – Warrant / Option to Purchase Equity

           Increase to Capital Surplus - $39.8 million

           Pre-tax expense charge - $45.3 million; after-tax cost - $30.0 million

           GAAP Capital +$9.8million – Slight Negative to “Regulatory Capital” (DTA)

(in millions)

Income                      Capital Statement                                Surplus

Fair Value of Warrants / Option                                                      $      (39.8)                      $       39.8 Loan Discount (3.5% to 5.8%)                                                                                    (4.5) Closing Costs         (1.0)   Total Charge to Expense       (45.3) Tax Benefit        15.3    Impact on Net Loss$      (30.0)$       39.8

Impact on GAAP Equity                                           $   +9.8

Non-GAAP Reconciliation Tables

59

(in thousands except EPS)

	Operating Earnings to GAAP Earnings Reconciliation		
	4Q11	3Q11	4Q10
Core net interest revenue reconciliation			
Core net interest revenue	$ 59,050	$ 59,281	$ 60,132
Taxable equivalent adjustment	(423)	(420)	(497)
Net interest revenue (GAAP)	**$ 58,627**	**$ 58,861**	**$ 59,635**
Core fee revenue reconciliation			
Core fee revenue	$ 11,442	$ 11,309	$ 11,148
Securities gains, net	4	-	-
Gains from sales of low income housing tax credits	728	-	682
Hedge ineffectiveness gains	313	575	400
Mark to market on deferred compensation plan assets	180	(386)	212
Fee revenue (GAAP)	**$ 12,667**	**$ 11,498**	**$ 12,442**
Core operating expense reconciliation			
Core operating expense	$ 43,843	$ 44,093	$ 44,104
Foreclosed property expense	9,302	2,813	20,602
Mark to market on deferred compensation plan liability	180	(386)	212
Reclassification of pension plan acturial gains and losses and unamortized prior service costs to other comprehensive income	(2,245)	-	-
Operating expense (GAAP)	**$ 51,080**	**$ 46,520**	**$ 64,918**

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Non-GAAP Reconciliation Tables

60

	Operating Earnings to GAAP Earnings Reconciliation		
	4Q11	3Q11	4Q10
Net interest margin - pre credit reconciliation			
Net interest margin - pre credit	3.81 %	3.84 %	4.05 %
Effect of interest reversals, lost interest, and carry costs of NPAs	(.30)	(.29)	(.47)
Net interest margin	**3.51**	**3.55**	**3.58**
Tangible common equity and tangible equity to tangible assets reconciliation			
Tangible common equity to tangible assets	5.38 %	5.65 %	5.22 %
Effect of preferred equity	2.78	2.77	2.42
Tangible equity to tangible assets	**8.16**	**8.42**	**7.64**
Effect of goodwill and other intangibles	.12	.13	.16
Equity to assets (GAAP)	**8.28 %**	**8.55 %**	**7.80 %**
Tangible common equity to risk-weighted assets reconciliation			
Tangible common equity to risk-weighted assets	8.22 %	8.52 %	5.64 %
Effect of preferred equity	4.27	4.33	3.53
Tangible equity to risk weighted assets	**12.49**	**12.85**	**9.17**
Effect of other comprehensive income	(.03)	(.29)	(.42)
Effect of trust preferred	1.18	1.19	1.06
Tier I capital ratio (Regulatory)	**13.64 %**	**13.75 %**	**9.81 %**

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United Community Banks.

Analyst Coverage                                61

FBR Capital                      Raymond James & Assoc.

(Market Perform - Jul 28, 2011)                                                      (Market Perform - Oct 31, 2011)

FIG Partners                      Sandler O'Neill & Partners

(Market Perform - Jan 6, 2012)                                                      (Hold, Jan 6, 2012)

Guggenheim Securities, LLC                                                      Stephens, Inc.

(Neutral - Jan 6, 2012)                                           (Equal Weight - Jan 23, 2012)

Keefe, Bruyette & Woods                                           SunTrust Robinson Humphrey

(Market Perform - Jan 6, 2012)                                                      (Neutral - Jan 6, 2012)

Macquarie Capital (USA)

(Neutral - Jan 6, 2012)

62 United Community Banks, Inc. Investor Presentation Fourth Quarter 2011 Copyright 2012 United Community Banks, Inc. All rights reserved.